SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 17, 2001

                               VECTREN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

       1-15467                                          35-2086905
(Commission File Number)                       (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 465-5300



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Item 5.   Other Events.

          Attached hereto is a corrected Consent of Independent Public Accountants of Arthur Andersen LLP dated May 17, 2001. This Consent should replace the Arthur Andersen LLP Consent of Independent Public Accountants previously filed with the Registration Statement on May 18, 2001 (Form S-8, File No. 333-61252), which contained an error.






Item 7.   Financial Statements and Exhibits.

(a)       Exhibits:

          The following exhibits are filed as a part of this report:

          Exhibit 23 Consent of Independent Public Accountants of Arthur Andersen LLP dated May 17, 2001
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VECTREN CORPORATION
                                             (Registrant)


Dated:  May 22, 2001                        By: /s/ Ronald E. Christian
                                                --------------------------------
                                                Ronald E. Christian
                                                Senior Vice President, General
                                                Counsel and Secretary